united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

December 31, 2016

The Altegris Mutual Funds

Each a Series of Northern Lights Fund Trust

Annual Report

ADVISED BY
Altegris Advisors, L.L.C.
1200 Prospect Street
Suite 400
La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Letter to Shareholders

Annual Report
for Altegris Mutual Funds

Altegris/AACA Opportunistic Real Estate Fund
Altegris Multi-Strategy Alternative Fund

Dear Investor:

Surprising many investors and pundits alike, the S&P 500 posted a solid return for 2016, finishing the year up close to 10%. If investors never looked at their statements, one might be naïve to how much markets zigged and zagged throughout the year. To mention a few, the S&P 500 was down -12% to start the year; the worst ever start to a calendar year driven by tremors in Chinese equities and currency along with plummeting oil prices. The stock market also bounced back from the surprise of the Brexit vote and the uncertainty of the U.S election cycle. Clearly, this is a resilient market. The benchmark U.S. equity index completed its eighth consecutive positive year in the post-crisis environment. Incredibly, the S&P 500 has now delivered annualized returns of over 14% over this eight year period. For the fourth quarter specifically, the S&P 500 rallied post the election of Donald Trump, as hopes for lower corporate tax rates and favorable growth environment further buoyed stocks.

In fixed income, the yield curve steepened as the Fed raised its target Fed Funds rate to 0.50%, with the 10 year treasury ending 2016 at 2.44% - ultimately making for a difficult year in traditional REIT investing. For the year as a whole, investment grade and high yield corporate credit rallied. Investment grade struggled during the fourth quarter due to the selloff in sovereign debt post-election, pushing yields higher and bond prices lower. High yield bonds outperformed investment grade as investors sold out of ’safer’ bonds and moved towards higher yielding opportunities given likely fiscal stimulus and a less regulated environment ahead.

ALTEGRIS/AACA Opportunistic Real Estate Fund [1]

January 1, 2016 – December 31, 2016

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Opportunistic Real Estate Fund’s (“Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the 12-month period of 12.74%, 12.88%, and 12.66%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return (TR) Index, and S&P 500 Total Return (TR) Index returned 7.56% and 11.96%, respectively. The Fund’s net assets under management totaled approximately $125 million as of December 31, 2016.

Figure 1: Altegris/AACA Opportunistic Real Estate Fund Performance Review

January 1, 2016 – December 31, 2016

			Quarterly Returns
		Since
	1-Year	Inception*	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Class A (NAV)	12.74%	11.62%	0.93%	0.48%	10.49%	0.61%
Class A (max load)**	6.21%	10.51%	-4.90%	-5.27%	4.13%	-5.22%
Class I (NAV)	12.88%	11.73%	0.93%	0.54%	10.56%	0.60%
Class N (NAV)	12.66%	11.61%	0.85%	0.57%	10.40%	0.61%
Dow Jones US Real Estate TR Index	7.56%	9.61%	-3.11%	-1.15%	6.79%	5.15%
S&P 500 TR Index	11.96%	11.90%	3.82%	3.85%	2.46%	1.35%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 3.35% for Class A, 3.10% for Class I and 3.35% for Class N per the Fund’s prospectus dated April 29, 2016.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2017, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets

[1]	Effective September 8, 2016 the fund changed its name from the Altegris/AACA Real Estate Long Short Fund to the Altegris/AACA Opportunistic Real Estate Fund to more closely align with the investment objectives of the Fund. The principal investment strategies and risks have not changed.

attributable to Class A, Class I and Class N shares, respectively, subject to possible recoupment in future years.

It is important to note that the Altegris/AACA Opportunistic Real Estate Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which was managed by American Assets Investment Management, LLC (AAIM), an affiliate and predecessor firm of AACA, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. The Predecessor Fund, since its inception on February 1, 2011, was managed by AAIM in the same style, and pursuant to substantially identical real estate long short strategies, investment goals and guidelines, as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

The performance returns quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership), and is net of applicable management fees, performance fees and other actual expenses of the Predecessor Fund. From its inception on February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads which are applicable to certain classes of Fund shares, which would have reduced returns.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original costs. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Fund results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

Fund Overview

The Altegris/AACA Opportunistic Real Estate Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in “A” quality locations2, and believes that over time, ownership of high-quality real estate creates the potential for durable inflation-hedged income. From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures similar to an index, the Fund is heavily over-weighted in segments that share these four characteristics:

[2]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods, and is not based on any nationally recognized rating entity or real estate value standards.

●	Oligopoly or duopoly real estate structure

●	High barriers to entry for new owners/developers

●	High barriers to exit for tenants

●	Secular demand drivers underlying the user side of the business

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another, and AACA has found that properties with these characteristics command higher occupancy rates and better rents, which in turn, help to create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

Drivers of Fund Performance

2016 saw a fair amount of volatility. The year started with a global sell-off of nearly all asset classes on fears of a global recession and contagion. The Dow Jones US Real Estate Total Return Index (“DJUSRET) was down more than -11.50% year to date by early February and then rallied to be up more than +17.00% year to date by the beginning of August. This rally was driven primarily by falling rates as the US 10 Yr Treasury dipped below 1.40% and on the news that equity REITs were going to be re-categorized out of the “Financials” sector and be given their own new headline category as a “Real Estate” sector by the Global Industry Classification Standard (GICS). Market sentiments seemed to follow the classic “buy the rumor, sell the news” scenario where REITs rallied hard into August when the new GICS sector was created. After the GICS reclassification, investor’s focus shifted to the Fed and the prospect of rising interest rates. From August into the November 8th election day, the DJUSRET proceeded to give back much of its gains for the year. After the election the DJUSRET rallied into the year ending at 7.56% – a lot of drama for a 7.56% year for the index. The Fund had a very good year outperforming the index significantly and doing so with materially less volatility and drama. The Fund traded in range of the index for the first part of the year but broke out with much of its outperformance coming in the second half of the year for reasons detailed in “Drivers of Fund Performance” section.

Figure 2: Performance Attribution by Segment | January 1, 2016 – December 31, 2016

The Fund’s top five attributors this year were: Cadiz (CDZI), New Residential Investment (NRZ), Cyrusone (CONE), Brookfield Infrastructure Partners (BIP), and MGM Resorts International (MGM)

Cadiz (“CDZI”) (Water) — Cadiz is a company that owns significant water reserves in the Mojave Desert, with signed letters of intent to sell water to a number of water agencies in Southern California. The Project was independently approved by both the Santa Margarita Water District (“SMWD”) and the County of San Bernardino (“County”) in 2012 and this review was subsequently sustained in six sweeping trial court victories against all challenges in 2014. Appeals of these cases have been fully dismissed by the courts. In Q4 of 2015, the stock sold off more than 50% on the statement from the California State Director of the Bureau of Land Management (“BLM”) that the water project’s proposed pipeline is outside the scope of the Arizona and California Railroad’s 1875 Act Right-of-Way and that the project would require a permit from the BLM before proceeding. We have reviewed the regulations and believe that Cadiz’s position is legally supportable. The railroad’s submission includes multiple examples of similar uses and situations for other water pipelines the BLM has approved.

Since then, the shares have rallied on news that CDZI had extended their financing, that a group of congressmen have met with staff of the BLM asking for an explanation and/or retraction of the non-binding ruling (which in our opinion is illegal). The shares have also rallied significantly since the election in November as the probability of the project’s realization appears to be increasing. The Cadiz project was included on a list of infrastructure projects that the Trump administration intends to support, which bodes well for the company and project.

As CDZI continues to move forward, we expect that they will continue to complete the remaining milestones for the Project. The Project has also made significant engineering progress this past year, having mapped the approved wellfield, drilled numerous test wells and advanced water treatment plans. The Company remains committed to completing the Project on schedule with deliveries of water projected to begin in 2018.

California is in the midst of a historic drought and the Cadiz water project is poised to add water supply, security, and redundancy to the southern California water system. We believe that a completed project would be very valuable and could produce excellent returns for shareholders.

New Residential Investment (“NRZ”) (Excess Mortgage Servicing Rights) — NRZ focuses on investing in, and actively managing, investments related to residential real estate and primarily targets investments in excess mortgage servicing rights. This position serves as a hedge against rising interest rates as excess mortgage servicing rights increase in value when interest rates increase. NRZ acquired their closest competitor and we believe there will be significant economies of scale which will be very accretive to earnings and dividends.

CoreSite (“COR”) (Data Centers) — COR owns, operates and develops high quality data centers in 8 strategic markets across the USA. COR offers colocation and interconnection solutions for networks, cloud and information technology service providers and enterprise companies spanning a range of industries. COR and the Data Centers sector continue to perform well due to the strong “Internet of Things” trend.

Brookfield Infrastructure Partners (“BIP”) (Infrastructure) — BIP owns and operates utilities, transport and energy businesses in North and South America, Australasia and Europe. We believe BIP’s business to be both defensive and to have good growth prospects – both of which may explain the stock’s strong performance relative to the real estate index in 2016.

MGM Resorts International (“MGM”) (Gaming) — MGM is a U.S. based gaming company with exposure primary in Las Vegas and Macau. While the Macau gaming market has faced significant headwinds over the past two years, it bottomed this summer and the last two quarters have resumed strong growth. The Las Vegas market is consistently producing strong fundamentals. We believe the gaming sector may have bottomed both from a valuation basis and politically as well. MGM has received attention recently from successfully completing a REIT conversion which helped unlock some of the value of MGM’s real estate portfolio through tax efficiency. MGM is also on target to realize its profit growth plan of an additional $400M.

The portfolio’s top five detractors this year were: short 20-year U.S. Treasuries, short Whitestone (WSR), Restoration Hardware (RH), short Prologis (PLD), and Extra Space Storage (EXR)

Short 20-year U.S. Treasuries (Interest Rates) (short position) — this is a hedge position for long-term interest rates. It moves in the opposite direction as interest rates with the goal of insulating the portfolio from changes in rates. This position moved against us throughout the year as the Fed slashed rate hike expectations and investor’s bided U.S. treasury prices up on low growth and low rate expectations. After the election rates rallied but this position was still a detractor from Fund performance for the year.

Whitestone (“WSR”) (Retail) (short position) — WSR invests in and operates primarily retail, industrial and office properties in Texas, with a high concentration in Houston. Houston exemplifies a market with very low barriers to entry for new supply of these property types and a declining demand on as the economy is tied to the price of oil. The company, in our opinion, is over-paying its dividend by a factor of 2x, and WSR is running up against their debt capacity limit. They are currently borrowing to pay the dividend, and in our estimate this is unsustainable. This short position moved against us in the overall market rally.

Restoration Hardware (“RH”) (Retail) — RH is a luxury home furnishing retailer that offers various categories, including furniture, lighting, textiles, bath ware, decor, outdoor, tableware and children’s furnishings. RH is in the process of building on their own balance sheet with approximately 75 new, full line design centers, which are as large as 75,000 square feet per location. Shares of RH sold off when the company missed estimates on multiple earnings calls this year. We believe the investment thesis has changed and we have closed this position.

Prologis (“PLD”) (Industrial) (short position) — PLD develops, owns and operates industrial real estate across the Americas, Europe and Asia. We believe industrial real estate will underperform in a slowing global growth environment. This short position moved against us in the overall market rally.

Extra Space Storage (“EXR”) (Self-Storage) — EXR owns and operates self-storage facilities and is a premier operator in that segment with what we believe are excellent asset management and IT skills, which potentially allows them to add value to assets they purchase. EXR and the some of the Storage sector experienced a correction this year after being one of the top performing sectors last year.

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees and an expense for Class A. Past performance is not indicative of future results.

Outlook

A.	We believe that the regulatory burden on businesses will be reduced in the next administration by quite a bit. This should free up businesses to invest more in people, processes and productive capacity, and thus we think the GNP could increase from the recent run rate of about 2% to about 3-4%.

B.	We believe this, in turn, will increase the labor force and put pressure on inflation.

C.	We think that if both A and B are correct, we will enter a normal economic expansion in which the Fed will regularly increase the Fed Funds rate in 25 basis point increments over several years, and that at the same time inflation will increase. We believe this will allow landlords to capture higher rents through inflation clauses in exiting leases.

D.	Many real estate stocks have already incorporated a change in anticipated underlying NAV caused by higher interest rates and higher cap rates. Companies like Federal Realty and Simon Properties are trading at significant discounts to current NAV. We believe that the price pullback in the Dow Jones US Real Estate Total Return Index during 4Q of 2016 incorporates the currently-anticipated rate hikes.

E.	Supply remains modest at about 1-2% of standing inventory and mostly concentrated in

Sun Belt high growth markets with fewer apparent barriers to entry. New supply is concentrated in building types that are easier to build, such as apartments, hotels and offices. We believe that excess supply is usually driven by lax lending standards, and lending standards are currently very tight. In the event that a new administration amends or replaces Dodd Frank to the point where banks are more incentivized to compete on terms and pricing, it may be possible to see additional development and supply, perhaps 2-4 years in the future.

F.	We found 2016 to be marked largely by reactions to politics. The EU liquidity issues and who is in or out of the European Union, including Brexit, is one example. That was perhaps heightened by the U.S. election cycle and all the speculation that accompanied it. As we’ve entered the New Year, Trump arguably has made clear his domestic priorities and the EU is busy dealing with the UK, so it appears to us that, at least for now, the political landscape is set, which should allow companies and investors a bit more certainty with respect to the lay of the land.

G.	The only potential fly in the ointment is trade wars with our major trading partners. Tariffs and trade barriers have historically reduced GNP for bickering participants. It remains to be seen how this plays out, but we’ve found that, generally, tariffs reduce trading activity. That could negatively impact both industrial landlords, who handle the flow and throughput of these goods, and retailers, who sell these tariffed goods. We are currently underweight both sectors.

H.	For 2017 we remain committed to investing in companies that own real estate with characteristics we believe will allow the landlords to maintain high occupancy while raising rents. The change in administration does little to change our outlook for portfolio positioning.

I.	Historically, economic expansions of increasing GNP and increasing inflation have produced a favorable environment for real estate stocks and, while there are no guarantees, we would expect this cycle expansion to be similar.

Sincerely,

Burland East, CFA
Chief Executive Officer
Sub-Adviser Portfolio Manager
American Assets Capital Advisers (AACA)

ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

January 1, 2016 – December 31, 2016

Fund Performance Summary

As shown in Figure 1, the Altegris Multi-Strategy Alternative Fund’s (the “Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the 12-month period of -4.50%, -4.21%, and -4.38%, respectively. Meanwhile, the S&P 500 Total Return (TR) Index, HFRI Fund of Funds Composite Index and HFRX Global Hedge Fund Index returned 11.96%, 0.53%, and 2.50%, respectively. The Fund’s net assets under management totaled approximately $29 million as of December 31, 2016.

Figure 1: Altegris Multi-Strategy Alternative Fund Performance Review

January 1, 2016 – December 31, 2016

			Quarterly Returns
		Since
	1-Year	Inception*	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Class A (NAV)	-4.50%	-0.05%	-2.33%	0.76%	0.22%	-3.27%
Class A (max load)**	-10.00%	-1.58%	-7.89%	-5.02%	-5.54%	-8.84%
Class I (NAV)	-4.21%	0.24%	-2.04%	0.87%	0.22%	-3.26%
Class N (NAV)	-4.38%	0.04%	-2.01%	0.76%	0.11%	-3.26%
S&P 500 TR Index	11.96%	13.09%	3.82%	3.85%	2.46%	1.35%
HFRI Fund of Funds Composite Index	0.53%	2.58%	0.88%	2.29%	0.56%	-3.12%
HFRX Global Hedge Fund Index	2.50%	0.60%	1.15%	2.18%	1.07%	-1.87%

*	The inception date is 2/28/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 3.50% for Class A, 3.25% for Class I and 3.50% for Class N per the Fund’s prospectus dated April 29, 2016.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 0.85%, 0.60%, and 0.85% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund. An investor cannot invest directly in an index. Moreover, indices do not reflect commissions or fees that may be charged to an investment product, which may materially affect the performance.

Fund Overview

The Altegris Multi-Strategy Alternative Fund seeks to achieve long-term capital appreciation and absolute returns by following a flexible allocation strategy that allocates across three distinct alternative strategies: Alternative Equity, Alternative Fixed Income and Macro (inclusive of managed futures).

For the majority of the year, portfolio allocations to the various strategies were as follows: 22.5% to Alternative Fixed Income, 30% to Macro and 45% to Alternative Equity, and 2.5% to cash. Over the course of 2016, we focused on revising the Fund’s strategic allocation to one with the dual goal of providing more exposure to uncorrelated strategies and less bias towards long/short equity strategies. The result is what we believe is a more balanced risk approach to the portfolio; reducing the strategic allocation to Alternative Equity to 30%, while increasing the strategic allocations to Macro/Managed Futures and Alternative Fixed Income to 35%.

In addition, capital previously allocated to the Altegris Equity Long Short Fund and the Altegris Fixed Income Long Short is now invested in two high-conviction managers, Cramer Rosenthal McGlynn (“CRM”) and Western Asset Management (“Western”); with the remainder balanced by an allocation to managed futures equally split between the Altegris Futures Evolution Strategy Fund and the Altegris Managed Futures Strategy Fund. Both CRM and Western are distinguished, institutional caliber talents that, in this Fund, are now complemented by the likes of Winton Capital Management, DoubleLine, among other experienced alternative managers. We believe this new construct provides for a single, all-encompassing alternatives mutual fund that accesses experienced, top-tier managers across multiple hedge fund strategies.

Allocations at year end 2016 were as follows: 35% to Alternative Fixed Income (Western), 35% to Macro (17.5% to the Altegris Futures Evolution Strategy and 17.5% to the Altegris Managed Futures Strategy), and 30% to Alternative Equity (CRM).

Figure 2: Strategy Target Allocation | As of December 31, 2016

Figure 3: Manager Target Allocations | As of December 31, 2016

		Target
Manager	Sub Strategy	Exposure
Cramer Rosenthal McGlynn	Global equities	30.0%
Western Asset	Fundamental long/short credit	35.0%
Winton*	Long-term diversified trend following	21.5%
Lynx*	Intermediate-term diversified trend following	4.5%
ISAM*	Medium-term trend following	3.2%
Abraham*	Multi-timeframe trend and mean reversion	2.2%
Capital Fund Management* (CFM)	Diversified, specialized trading	1.8%
Quantitative Investment Management* (QIM)	Short-term pattern recognition	1.8%

Managers are accessed via the fund of funds portfolio that invests in other investment companies advised by Altegris. The Managers listed above include both sub-advisers of the underlying Altegris Funds, as well as commodity trading advisors (noted with an *) who manage other pooled investment vehicles in which the underlying Altegris Funds, or a wholly owned subsidiary, may invest. Totals may not add to 100% due to rounding. In determining the Fund’s allocations to the underlying Altegris Funds, it considers the current allocations among the underlying Altegris Funds’ sub-advisers and other investments or strategies which may be represented by a particular Commodity Trading Advisor.

Target exposure and target allocation of the Fund and each of the underlying Altegris Funds are subject to change at any time, and may not be representative of the Fund’s past or future access and exposure to alternative investment strategies and programs. It should not be considered a recommendation or investment advice. Target exposure data does not include short-term holdings such as cash and cash equivalents, and the cash management and active fixed income components of the underlying mutual funds managed by J.P. Morgan Investment Management Inc. and DoubleLine Capital, LP, respectively.

Drivers of Fund Performance

We are disappointed by performance over the course of 2016 as allocations to Alternative Equity were particularly below par. This was one of the worst periods for long short stock pickers across the board, and managers accessed by the Fund fared no better. Losses from short duration mortgage backed positions in Alternative Fixed Income also weighed down performance. Within Macro, short commodity futures positions (notably energies among others) were the largest detractors. Given recent changes to the strategic allocation in addition to the ability to cast a wider net in terms of funds accessed, we are highly convicted in the current manager opportunity set, particularly given a potentially volatile environment ahead.

Alternative Equity

2016 was a difficult year for equity long short strategies as a whole. Equity deleveraging by large hedge fund market participants in February led to massive factor rotations that were felt across the entire long/short space. The subsequent rebound in March was primarily driven by lower quality companies which resulted in a very tough shorting environment for most managers. Later in the year, the post-election rally in November led to sub-par performance for equity long short investment solutions as many managers remained hedged or cautiously positioned, thus failing to fully capture the market upside. Top performing sectors in 2016 were mostly cyclical in nature including financials, energy, materials and industrials. Managers that were not exposed to those areas on the long side tended to underperform. The Altegris Equity Long Short Strategy fell subject to these market dynamics resulting in underperformance for the year and for Q4. The bulk of the underperformance in Q4 was driven by short side losses within Consumer Discretionary and long side losses within Consumer Staples (including Healthcare).

By the end of the fourth quarter of 2016, the Fund achieved exposure to Alternative Equity through a direct allocation to the CRM Global Opportunities strategy, a strategy run pari passu to the previous CRM strategy accessed by the Altegris Equity Long Short Strategy. On a standalone basis, CRM was also down slightly for the quarter. CRM’s positioning leading up to the election was “cautious” in general with increased short side idea flow (short Canadian financials, and short domestic consumer cyclicals). Several of these names rallied alongside the “Trump rally.” Thus short side losses offset any long side gains. CRM was the strategy’s best performer in 2016 and we continue to have high conviction in the manager’s skill and ability to generate alpha within the rapidly changing investment landscape.

Alternative Fixed Income

It was a strong year for fixed income long short strategies in general, despite a very difficult start to 2016 after oil’s early collapse and preliminary fears of a potential recession. Credit rallied and the yield curve steepened for most of the year, although given the likely pace of Fed rate increases, this could abate somewhat as we move into 2017 as we see the short end of the curve move up. Capital previously allocated to the Altegris Fixed Income Long Short Strategy was redirected to the Western Asset Macro Opportunities strategy during the month of December. The Altegris Fixed Income Long Short Strategy was largely flat on the quarter, with gains from high yield positions offset slightly by losses in both convertibles and equity hedges. The Western Asset Macro Opportunities strategy posted a strong, positive attribution since its inclusion in the Fund.

Macro / Managed Futures

The benchmark managed futures index (SG Trend Index) had one of its second most difficult years since its inception in 2000. The components of the Macro/Managed Futures sub-strategy – the Altegris Managed Futures Strategy and the Altegris Futures Evolution Strategy – significantly outperformed the various CTA indices for the year, although both very slightly underperformed the indices for the fourth quarter. In the Altegris Managed Futures Strategy, gains from long stock index and long US dollar positions were offset by losses in both the energy and fixed income sector. Managers that performed best in this environment had shorter term and/or non-trend elements built into their trading systems (QIM, for example). Managers that struggled the most had greater exposure to trend following strategies and to some of the markets that experienced the most vacillation – namely crude oil futures and fixed income futures. For example, WTI crude oil futures got as low as $26.14 a barrel in February, rose to above $50 in June, declined again to below $40 in August and so on, ending the year above $50. In the Altegris Futures Evolution Strategy, the story was very similar, although modestly exacerbated given the larger bias towards trend following managers via both Winton and ISAM.

Figure 4: Performance Attribution by Sector | January 1, 2016 – December 31, 2016

*	Reflects managed futures and global macro strategies that are accessed via both direct sub-adviser(s) of the underlying Altegris Funds, as well as commodity trading advisors who manage other pooled investment vehicles in which the underlying Altegris Funds, or a wholly owned subsidiary, may invest. Does not include the cash management and active fixed income components of the underlying mutual funds managed by J.P. Morgan Investment Management Inc. and DoubleLine Capital, LP, respectively.

Figure 5: Performance Attribution by Manager | January 1, 2016 – December 31, 2016

ALTERNATIVE EQUITY
-3.81%
CRM (CRIHX)*
-0.20%
AACA**
0.02%
Chilton**
-1.06%
Harvest - Agriculture/Consumer**
-0.69%
Harvest - Financials**
-0.37%
CRM**
0.26%
Convector**
-1.26%
Visium**
-0.52%
ALTERNATIVE FIXED INCOME
-0.45%
Western Asset (LAOSX)*
0.63%
Premium Point**
-2.33%
Mast**
1.26%
RockView**
-0.01%
MACRO
-0.23%
Three Rock**
0.00%
Abraham
-0.23%
CFM
-0.03%
Denali**
0.02%
DoubleLine***
0.37%
ISAM
-0.38%
Lynx
-0.32%
QIM
0.58%
Phase**
0.07%
QMS**
-0.02%
Willowbridge**
-0.03%
Winton
-0.27%
-5.00%
-4.00%
-3.00%
-2.00%
-1.00%
0.00%
1.00%
2.00%

Macro strategy managers are accessed via both direct sub-adviser(s) of the underlying Altegris Funds, as well as commodity trading advisors who manage other pooled investment vehicles in which the underlying Altegris Funds, or a wholly owned subsidiary, may invest.

*	The Fund did not have exposure to each manager for the full time period under review. The following managers were not accessed by the strategy until the dates listed below, and performance attribution for each manager was therefore measured from that date forward: Western Asset was added 11/30/2016, CRM was added in Equity Long Short 5/31/2016, Three Rock added 1/19/2016, and CRM (CRIHX) added as a separate sub-strategy on 12/13/2016.

**	The Fund did not have exposure to each manager for the full time period under review. The following managers were no longer accessed by the strategy as of the dates listed below, and performance attribution for each manager was therefore measured only through that date: Convector as of 7/13/2016, Premium Point as of 4/15/2016, Visium as of 8/2/2016. Additionally, both Equity Long Short and Fixed Income Long Short Funds were closed effective 12/29/2016; therefore the fund no longer accessed any of the Funds’ underlying managers. Lastly, the allocations to the Altegris Global Macro Fund and Altegris/AACA Real Estate Funds were removed effective 5/2/2016 and 6/15/2016, respectively. As of these dates, the Fund no longer had exposure to Phase, QMS, Willowbridge, Denali, Three Rock, and AACA.

***	DoubleLine Capital LP is the sub-adviser for the Altegris Futures Evolution Strategy Fund, managing an active fixed income portfolio. Typically, 60%-80% of the Altegris Futures Evolution Strategy Fund’s total net assets will be invested in fixed income strategies.

Outlook

At the core of the Altegris base case for 2017 is the beginning of a transition from monetary to fiscal policy dominance. We believe that the impact of fiscal expansion along with tax and regulatory relief will create a genuine tail-wind for the U.S economy and the slow grinding recovery may finally reach takeoff velocity. This is bullish for domestic equity valuations. The spread of populist movements will be the catalyst for increased fiscal spending in Europe, as the electorates increasingly reject austerity. Politicians challenged by upcoming votes in France, Germany and in the Netherlands will likely respond or face defeat. The evidence provided by the Italian banking crisis is that EU rules can be bent when necessary. Meanwhile, pressure is increasing in Japan to finally defeat deflation with a new round of fiscal stimulus. Taken together, we expect this fiscal tide change to be supportive of global growth. Stock markets in Europe and Japan remain below their highs and we are generally bullish, especially while their currencies are weaker versus the USD.

Our bottom line is that fiscal stimulus could drive markets higher and be quite bullish for equities. That said, the potential for fatter tails, e.g. large market disruptions, appears to be higher now given geopolitical turmoil, the rise of populism and its leadership, and the massive amounts of global debt outstanding. We believe that there is an upside potential in current markets and believe investors should look to protect against the downside by investing in diversifying strategies. We believe investors could benefit from increasing diversification at a time when protective approaches appear out of favor.

Sincerely,

Lara Magnusen, CAIA	Edgardo Goldaracena, CFA	Antolin Garza
Portfolio Strategist	Senior Research Analyst	Senior Research Analyst
Portfolio Manager	Portfolio Manager	Portfolio Manager

INDEX DEFINITIONS

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index, and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991 with a base value of 100.

HFRI Fund of Funds Composite Index. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

HFRX Global Hedge Fund Index. Designed to be representative of the overall composition of the hedge fund universe, and is comprised of all eligible hedge fund strategies. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Alpha. Alpha measures the non-systematic return which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1069-NLD-2/16/2017

Altegris/AACA Opportunistic Real Estate Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmarks:

		Annualized
		Fund Inception			Since Inception
	One Year	January 9, 2014	Three Year	Five Year	February 1, 2011
Altegris/AACA Opportunistic Real Estate Fund - Class A	12.74%	12.62%	N/A	N/A	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class A with load **	6.21%	10.40%	N/A	N/A	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class I ***	12.88%	12.84%	12.87%	13.12%	11.73%
Altegris/AACA Opportunistic Real Estate Fund - Class N	12.66%	12.60%	N/A	N/A	N/A
S&P 500 Total Return Index ****	11.96%	9.13%	8.87%	14.66%	11.90%
Dow Jones US Real Estate Total Return Index *****	7.56%	11.55%	11.81%	11.09%	9.61%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated April 29, 2016, are 3.35%, 3.10% and 3.35% for Class A, Class I and Class N shares, respectively. Class A share are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge imposed on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The prior annual returns and performance track record that follows the Fund inception for Class I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P. which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code (“Code”), which if they had been applicable, might have adversely affected its performance.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

*****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 1, 2011– December 31, 2016

Past performance is not necessarily indicative of future results.

Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry *	% of Net Assets
Diversified	28.5%
Warehouse	11.2%
Office Property	10.3%
Storage	9.9%
Lodging	9.3%
Agriculture	8.6%
Shopping Centers	7.1%
Health Care	6.6%
Manufactured Homes	5.7%
Leisure Time	5.5%
Liabilities in excess of Assets	(2.7)%
100.0%

*	The holdings by industry detailed does not include derivative and short exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris /AACA Opportunistic Real Estate Fund

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	INVESTMENTS- 119.7%
	COMMON STOCK - 119.7%
	AGRICULTURE - 8.6%
854,060	Cadiz, Inc. * +	$10,675,750

	DIVERSIFIED FINANCIAL SERVICES - 1.2%
96,900	NorthStar Asset Management Group, Inc.	1,445,748

	ELECTRIC- 3.8%
142,000	Brookfield Infrastructure Partners LP	4,752,740

	ENGINEERING & CONSTRUCTION - 4.8%
13,637,500	13 Holdings Ltd. *	3,992,845
18,800	SBA Communications Corp. - Class A *	1,941,288
		5,934,133
	ENTERTAINMENT - 0.1%
1,000	Vail Resorts, Inc.	161,310

	LEISURE TIME - 5.5%
1,824,320	Drive Shack, Inc. +	6,859,443

	LODGING - 9.3%
95,000	Las Vegas Sands Corp. +	5,073,950
224,400	MGM Resorts International * +	6,469,452
		11,543,402
	REITS-APARTMENTS - 3.9%
21,100	Essex Propery Trust, Inc. +	4,905,750

	REITS-DIVERSIFIED - 28.5%
61,400	American Tower Corp.	6,488,752
82,000	CoreSite Realty Corp.	6,508,340
61,400	Crown Castle International Corp. +	5,327,678
16,000	Equinox, Inc.	5,718,560
485,000	New Residential Investment Corp. +	7,624,200
257,000	NorthStar Realty Finance Corp.	3,893,550
		35,561,080
	REITS-HEALTH CARE - 6.6%
120,000	Healthcare Trust of America, Inc. - Class A +	3,638,400
159,000	Omega Healthcare Investors, Inc.	4,628,490
		8,266,890
	REITS-MANUFACTURED HOMES - 5.7%
20,300	Equity Lifestyle Properties, Inc. +	1,463,630
73,700	Sun Communities, Inc. +	5,646,157
		7,109,787
	REITS-OFFICE PROPERTY - 10.3%
55,000	Alexandria Real Estate Equities, Inc. +	6,112,150
20,000	Boston Properties, Inc.	2,515,600
119,600	Hudson Pacific Properties, Inc. +	4,159,688
		12,787,438
	REITS-REGIONAL MALLS - 3.2%
11,000	Simon Property Group, Inc.	1,954,370
27,500	Taubman Centers, Inc. +	2,033,075
		3,987,445
	REITS-SHOPPING CENTERS - 7.1%
67,500	Acadia Realty Trust +	2,205,900
38,500	Federal Realty Investment Trust +	5,471,235
57,000	Retail Opportunity Investments Corp. +	1,204,410
		8,881,545
	REITS-STORAGE - 9.9%
138,000	CubeSmart	3,694,260
54,200	Extra Space Storage, Inc.	4,186,408
207,000	National Storage Affiliates Trust +	4,568,490
		12,449,158
	REITS-WAREHOUSE - 11.2%
157,500	CyrusOne, Inc.	7,044,975
139,700	QTS Realty Trust, Inc. +	6,936,105
		13,981,080

	TOTAL COMMON STOCK (Cost - $130,439,639)	149,302,699

The accompanying notes are an integral part of these financial statements.

Altegris /AACA Opportunistic Real Estate Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares			Value
	TOTAL INVESTMENTS - 119.7% (Cost - $130,439,639) (a)		$149,302,699
	LIABILITIES IN EXCESS OF OTHER ASSETS - (19.7)%		(24,592,786)
	NET ASSETS - 100.0%		$124,709,913

	SECURITIES SOLD SHORT - (13.4)%
	COMMON STOCK - (13.4)%
	REITS-DIVERSIFIED - (5.9)%
(23,000)	Duke Realty Corp.		$(610,880)
(169,662)	Tier REIT, Inc.		(2,950,422)
(262,070)	Whitestone REIT		(3,768,566)
			(7,329,868)
	REITS -OFFICE PROPERTY - (4.2)%
(50,000)	Government Properties Income Trust		(953,250)
(88,134)	Mack-Cali Realty Corp.		(2,557,649)
(76,217)	Parkway Properties, Inc.		(1,695,817)
			(5,206,716)
	REITS - STORAGE - (0.8)
(32,000)	Iron Mountain, Inc.		(1,039,360)

	REITS - WAREHOUSE - (2.5)%
(25,000)	DCT Industrial Trust, Inc.		(1,197,000)
(10,000)	EastGroup Properties, Inc.		(738,400)
(82,000)	Monmouth Real Estate Investment Corp.		(1,249,680)
			(3,185,080)

	TOTAL COMMON STOCK (Proceeds - $14,907,542)		(16,761,024)

Number of
Contracts **		Expiration
	WRITTEN OPTIONS - (0.0)% *
	CALL OPTIONS - (0.0)%
(500)	Cadiz, Inc., @ $12.50 +	Jan-17	$(38,750)

	PUT OPTIONS - (0.0)%
(200)	Cadiz, Inc., @ $10.00 +	Jan-17	(3,000)

	TOTAL WRITTEN OPTIONS - (Proceeds - $40,971)		$(41,750)

REIT	Real Estate Investment Trust

ETF	Exchange Traded Fund

*	Non-income producing security.

**	Each option contract allows the holder of the option to sell 100 shares of the underlying security.

+	All or part of the security was held as collateral for securities sold short as of December 31, 2016. These securities amounted to $85,725,708.

(a)	Represents cost for financial reporting purpose. Aggregate cost for federal tax purposes (excluding securities sold short) is $115,851,566 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$23,696,487
Unrealized Depreciation:	(7,048,128)
Net Unrealized Appreciation:	$16,648,359

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ending December 31, 2016, compared to its benchmark:

		Annualized
			Since Inception
	One Year	Three Years	February 28, 2013
Altegris Multi-Strategy Fund - Class A	(4.50)%	(0.34)%	(0.05)%
Altegris Multi-Strategy Fund - Class A with load **	(10.00)%	(2.28)%	(1.58)%
Altegris Multi-Strategy Fund - Class N	(4.38)%	(0.23)%	0.04%
Altegris Multi-Strategy Fund - Class I	(4.21)%	(0.04)%	0.24%
HFRX Global Hedge Fund Index ***	2.50%	(0.60)%	0.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total operating expense ratio before fee waiver and expense reimbursement, per the Fund’s prospectus dated April 29, 2016, are 3.50%, 3.25% and 3.50% for Class A, Class I and Class N Shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and contingent deferred sales charge on load-waived purchases of $1 million or more if redeemed within 18 months of purchase. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 28, 2013 – December 31, 2016

Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge 5.75%.

Holdings by type of investment	% of Net Assets
Mutual Funds:
Asset Allocation Funds	34.4%
Debt Fund	33.3%
Alternative Fund	27.9%
Other Assets Less Liabilities	4.4%
100.0%

Please refer to the Portfolio of Investments that follows and the shareholder letter in this annual report for a detail of the Fund’s holdings.

Altegris Multi-Strategy Alternative Fund

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	MUTUAL FUNDS - 95.6%
	ALTERNATIVE FUND - 27.9%
810,020	CRM Long/Short Opportunities Fund *	$8,019,193

	ASSET ALLOCATION FUNDS - 34.4%
508,710	Altegris Futures Evolution Strategy Fund (a)	4,888,700
588,216	Altegris Managed Futures Strategy Fund (a)	5,011,600
		9,900,300
	DEBT FUND - 33.3%
916,006	Western Asset Macro Opportunities Fund - Class I	9,581,420

	TOTAL MUTUAL FUNDS (Cost - $28,420,819)	27,500,913

	TOTAL INVESTMENTS - 95.6% (Cost - $28,420,819) (b)	$27,500,913
	OTHER ASSETS LESS LIABILITIES - 4.4%	1,256,519
	NET ASSETS - 100.0%	$28,757,432

*	Non-income producing security.

(a)	I-class Shares of affiliated investment companies.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $28,485,196 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$–
Unrealized Depreciation:	(984,283)
Net Unrealized Depreciation:	$(984,283)

Investments In Affiliates

Investments in other investment companies advised by the Advisor are defined as “affiliated”. Transactions in affiliates for the year ended December 31, 2016 were as follows:

						Value of
	Beginning			Ending	Dividend	affiliates at
	Shares	Additions	Reductions	Shares	Income	December 31, 2016
Altegris Futures Evolution Strategy Fund	644,786	383,538	(519,614)	508,710	$316,100	$4,888,700
Altegris Macro Strategy Fund	324,313	225,958	(550,271)	—	—	—
Altegris Managed Futures Strategy Fund	254,032	632,103	(297,919)	588,216	365,682	5,011,600
Altegris Fixed Income Long Short Fund	1,184,659	208,539	(1,393,198)	—	322,449	—
Altegris Equity Long Short Fund	1,900,910	290,684	(2,191,594)	—	—	—
Altegris/AACA Opportunistic Real Estate Fund	97,400	17,958	(115,358)	—	—	—

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

	Altegris/AACA	Altegris
	Opportunistic	Multi-Strategy
	Real Estate	Alternative
	Fund	Fund
ASSETS:
Investments in securities, at cost	$130,439,639	$17,734,555
Investments in affiliates, at cost	—	10,686,264
Investments in securities, at value	$149,302,699	$17,600,613
Investments in affiliates, at value	—	9,900,300
Cash	—	1,334,291
Dividends and interest receivable	943,028	—
Receivable for Fund shares sold	217,769	4,313
Prepaid expenses and other assets	56,625	29,884
TOTAL ASSETS	150,520,121	28,869,401

LIABILITIES
Securities sold short, at value (proceeds $14,907,542 and $0 respectively)	16,761,024	—
Cash overdraft	8,107,560	—
Payable for investments purchased	582,750	—
Payable for fund shares redeemed	58,811	8,298
Investment advisory fees payable	117,505	17,966
Options written at value (proceeds - $40,971)	41,750	—
Distribution (12b-1) fees payable	2,060	8,080
Payable to related parties	10,966	10,504
Accrued expenses and other liabilities	127,782	67,121
TOTAL LIABILITIES	25,810,208	111,969
NET ASSETS	$124,709,913	$28,757,432

Composition of Net Assets:
Paid in capital	$109,754,052	$32,854,817
Undistributed net investment income	300,287	—
Accumulated net realized loss from investments	(2,353,225)	(3,177,479)
Net unrealized appreciation (depreciation) of investments	17,008,799	(919,906)
NET ASSETS	$124,709,913	$28,757,432

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,850,625	$1,016,521
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	373,320	115,899
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$12.99	$8.77
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$13.79	$9.31

Class I Shares:
Net Assets	$113,312,600	$4,365,332
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,708,402	497,091
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$13.01	$8.78

Class N Shares:
Net Assets	$6,546,688	$23,375,579
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	504,106	2,659,890
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$12.99	$8.79

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Altegris/AACA	Altegris
	Opportunistic	Multi-Strategy
	Real Estate	Alternative
	Fund	Fund
INVESTMENT INCOME
Interest	$76	$—
Affiliated dividend income	—	1,004,231
Dividends (includes tax witholding of $8,475 and $0, respectively)	3,811,760	184,644
TOTAL INVESTMENT INCOME	3,811,836	1,188,875

EXPENSES
Advisor fees	1,471,926	4,729
Short sale dividend expense	1,035,093	—
Interest expense	607,918	—
Registration fees	59,532	52,931
Professional fees	46,230	37,765
Transfer agent fees	40,336	39,590
Distribution (12b-1) fees:
Class A	10,708	3,051
Class N	10,866	45,940
Administrative services fees	63,194	16,045
Non 12b-1 shareholder servicing fees	39,909	17,175
Custodian fees	27,371	13,458
Printing and postage expenses	19,512	14,471
Trustees fees and expenses	15,885	13,883
Accounting services fees	17,318	9,862
Insurance expense	3,323	1,144
Other expenses	90,703	22,836
TOTAL EXPENSES	3,559,824	292,880
Less: Fees waived by the Advisor	(78,316)	(63,073)
NET EXPENSES	3,481,508	229,807

NET INVESTMENT INCOME	330,328	959,068

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	370,318	(5,288)
Affiliated Investments	—	(3,119,477)
Options contracts purchased	(41,201)	—
Options contracts written	168,408	—
Securities sold short	(2,077,452)	—
Foreign currency exchange contracts	(2,319)	—
Capital gain distributions from regulated investment companies	—	35,000
Net Realized Loss on Investments	(1,582,246)	(3,089,765)

Net change in unrealized appreciation (depreciation) on:
Investments	17,141,641	738,290
Options contracts written	(779)	—
Securities sold short	(2,279,525)	—
Net Change in Unrealized Appreciation on Investments	14,861,337	738,290

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	13,279,091	(2,351,475)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,609,419	$(1,392,407)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Altegris/AACA Opportunistic Real Estate Fund		Altegris Multi-Strategy Alternative Fund
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$330,328	$279,767	$959,068	$1,517,594
Net realized gain (loss) on investments	(1,582,246)	4,105,461	(3,089,765)	898,352
Net change in unrealized appreciation (depreciation) on investments	14,861,337	(6,532,685)	738,290	(2,641,630)
Net increase (decrease) in net assets resulting from operations	13,609,419	(2,147,457)	(1,392,407)	(225,684)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(2,364)	(63,054)	(31,496)	(39,717)
Class I	(91,821)	(1,344,362)	(160,946)	(579,420)
Class N	(2,349)	(80,652)	(771,459)	(898,423)
From net realized gains
Class A	—	(231,114)	(1,575)	(35,776)
Class I	—	(3,587,370)	(7,335)	(469,476)
Class N	—	(250,656)	(37,255)	(793,771)
Distributions From Paid In Capital:
Class A	(8,526)	—	—	—
Class I	(331,176)	—	—	—
Class N	(8,474)	—	—	—
Total distributions to shareholders	(444,710)	(5,557,208)	(1,010,066)	(2,816,583)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,770,977	8,608,871	280,611	405,657
Class I	20,779,684	56,228,066	9,657,658	6,523,390
Class N	5,573,095	9,262,325	16,036,270	10,579,530
Net asset value of shares issued in reinvestment of distributions:
Class A	9,376	255,284	32,050	75,493
Class I	295,760	3,953,781	90,760	814,079
Class N	10,598	324,599	261,664	1,237,861
Redemption fee proceeds:
Class A	66	36	44	9
Class I	1,553	787	187	103
Class N	90	68	1,002	174
Payments for shares redeemed:
Class A	(3,530,450)	(4,769,957)	(523,415)	(1,273,001)
Class I	(21,939,012)	(19,487,346)	(21,359,044)	(5,304,180)
Class N	(6,136,094)	(5,080,565)	(18,541,194)	(16,586,698)
Net increase (decrease) from shares of beneficial interest transactions	(3,164,357)	49,295,949	(14,063,407)	(3,527,583)

NET INCREASE (DECREASE) IN NET ASSETS	10,000,352	41,591,284	(16,465,880)	(6,569,850)

NET ASSETS
Beginning of year	114,709,561	73,118,277	45,223,312	51,793,162
End of year *	$124,709,913	$114,709,561	$28,757,432	$45,223,312
*Includes undistributed net investment income of:	$300,287	$129,511	$—	$—

SHARE ACTIVITY
Class A:
Shares Sold	143,153	694,879	30,621	39,901
Shares Reinvested	725	23,070	3,646	7,905
Shares Redeemed	(324,153)	(398,747)	(57,016)	(123,787)
Net increase (decrease) in shares of beneficial interest outstanding	(180,275)	319,202	(22,749)	(75,981)

Class I:
Shares Sold	1,751,179	4,497,299	1,055,096	634,961
Shares Reinvested	22,931	355,533	10,314	85,154
Shares Redeemed	(1,832,633)	(1,596,431)	(2,307,410)	(520,512)
Net increase (decrease) in shares of beneficial interest outstanding	(58,523)	3,256,401	(1,242,000)	199,603

Class N:
Shares Sold	448,804	745,179	1,767,784	1,033,397
Shares Reinvested	820	29,218	29,701	129,484
Shares Redeemed	(541,567)	(417,173)	(2,016,965)	(1,622,232)
Net increase (decrease) in shares of beneficial interest outstanding	(91,943)	357,224	(219,480)	(459,351)

The accompanying notes are an integral part of these financial statements.

Altegris/AACA Opportunistic Real Estate Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
	Year Ended		Year Ended		Period Ended
	December 31, 2016		December 31, 2015		December 31, 2014	(1)
Net asset value, beginning of year/period	$11.56		$12.21		$10.00
Income from investment operations:
Net investment income (2)	0.01		0.07		0.15
Net realized and unrealized gain (loss) on investments	1.45		(0.17)		2.52
Total from investment operations	1.46		(0.10)		2.67
Less distributions from:
Net investment income	(0.01)		(0.13)		(0.07)
Net realized gains	—		(0.42)		(0.39)
Return of capital	(0.02)		—		—
Total distributions	(0.03)		(0.55)		(0.46)
Redemption fees collected (3)	0.00		0.00		0.00
Net asset value, end of year/period	$12.99		$11.56		$12.21
Total return (4)	12.65	% (5)	(0.60	)% (5)	27.09	% (5,6)
Net assets, at end of year/period (000s)	$4,851		$6,402		$2,861
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	3.38%		3.35%		3.17	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	1.92%		1.92%		2.07	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	3.31%		3.23%		2.90	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.80%		1.80%		1.80	% (9)
Ratio of net investment income to average net assets (10)	0.11%		0.58%		1.30	% (9)
Portfolio Turnover Rate	60%		70%		53	% (6)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris/AACA Opportunistic Real Estate Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
	Year Ended		Year Ended		Period Ended
	December 31, 2016		December 31, 2015		December 31, 2014	(1)
Net asset value, beginning of year/period	$11.57		$12.22		$10.00
Income from investment operations:
Net investment income (2)	0.04		0.03		0.11
Net realized and unrealized gain (loss) on investments	1.45		(0.10)		2.59
Total from investment operations	1.49		(0.07)		2.70
Less distributions from:
Net investment income	(0.01)		(0.16)		(0.09)
Net realized gains	—		(0.42)		(0.39)
Return of capital	(0.04)		—		—
Total distributions	(0.05)		(0.58)		(0.48)
Redemption fees collected (3)	0.00		0.00		0.00
Net asset value, end of year/period	$13.01		$11.57		$12.22
Total return (4)	12.88	% (5)	(0.31	)% (5)	27.31	% (5,6)
Net assets, at end of year/period (000s)	$113,313		$101,418		$67,341
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	3.13%		3.10%		2.99	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	1.67%		1.67%		1.89	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	3.06%		2.98%		2.65	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	1.55%		1.55%		1.55	% (9)
Ratio of net investment income to average net assets (10)	0.31%		0.27%		1.00	% (9)
Portfolio Turnover Rate	60%		70%		53	% (6)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris/AACA Opportunistic Real Estate Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
	Year Ended		Year Ended		Period Ended
	December 31, 2016		December 31, 2015		December 31, 2014	(1)
Net asset value, beginning of year/period	$11.56		$12.21		$10.00
Income from investment operations:
Net investment income (loss) (2)	0.01		(0.01)		0.18
Net realized and unrealized gain on investments	1.45		(0.09)		2.49
Total from investment operations	1.46		(0.10)		2.67
Less distributions from:
Net investment income	(0.01)		(0.13)		(0.07)
Net realized gains	—		(0.42)		(0.39)
Return of capital	(0.02)		—		—
Total distributions	(0.03)		(0.55)		(0.46)
Redemption fees collected (3)	0.00		0.00		0.00
Net asset value, end of year/period	$12.99		$11.56		$12.21
Total return (4)	12.66	% (5)	(0.58	)% (5)	27.09	% (5,6)
Net assets, at end of year/period (000s)	$6,547		$6,890		$2,916
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	3.38%		3.35%		3.17	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	1.92%		1.92%		2.07	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	3.31%		3.23%		2.90	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.80%		1.80%		1.80	% (9)
Ratio of net investment income to average net assets (10)	0.11%		(0.03)%		1.52	% (9)
Portfolio Turnover Rate	60%		70%		53	% (6)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
							Period Ended
	Year Ended December 31,						December 31,
	2016		2015		2014		2013 (1)

Net asset value, beginning of year/period	$9.49		$10.15		$9.88		$10.00
Income (loss) from investment operations:
Net investment income (2)	0.25		0.21		0.11		0.34
Net realized and unrealized gain (loss) on investments	(0.68)		(0.28)		0.32		(0.26)
Total from investment operations	(0.43)		(0.07)		0.43		0.08
Less distributions from:
Net investment income	(0.28)		(0.31)		(0.16)		(0.19)
Net realized gains	(0.01)		(0.28)		—		(0.01)
Total distributions	(0.29)		(0.59)		(0.16)		(0.20)
Redemption fees collected (3)	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$8.77		$9.49		$10.15		$9.88
Total return (4)	(4.49	)% (5)	(0.69	)% (5)	4.37	% (5)	0.83	% (5,6)
Net assets, at end of year/period (000s)	$1,017		$1,316		$2,178		$1,754
Ratio of gross expenses to average net assets (7,8)	1.21%		0.88%		3.72%		14.24	% (9)
Ratio of net expenses to average net assets (8,10)	0.85%		0.86%		1.13%		1.75	% (9)
Ratio of net investment income to average net assets (8)	2.87%		2.02%		1.10%		4.10	% (9)
Portfolio Turnover Rate	131%		19%		28%		21	% (6)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Does not include expenses of underlying funds.

(9)	Annualized.

(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
							Period Ended
	Year Ended December 31,						December 31,
	2016		2015		2014		2013 (1)

Net asset value, beginning of year/period	$9.50		$10.17		$9.89		$10.00
Income (loss) from investment operations:
Net investment income (2)	0.24		0.39		0.23		0.42
Net realized and unrealized gain (loss) on investments	(0.64)		(0.43)		0.23		(0.32)
Total from investment operations	(0.40)		(0.04)		0.46		0.10
Less distributions from:
Net investment income	(0.31)		(0.35)		(0.18)		(0.20)
Net realized gains	(0.01)		(0.28)		—		(0.01)
Total distributions	(0.32)		(0.63)		(0.18)		(0.21)
Redemption fees collected (3)	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$8.78		$9.50		$10.17		$9.89
Total return (4)	(4.19	)% (5)	(0.44	)% (5)	4.73	% (5)	1.04	% (5,6)
Net assets, at end of year/period (000s)	$4,365		$16,525		$15,654		$1,914
Ratio of gross expenses to average net assets (7,8)	0.96%		0.63%		2.25%		17.34	% (9)
Ratio of net expenses to average net assets (8,10)	0.60%		0.61%		0.72%		1.50	% (9)
Ratio of net investment income to average net assets (8)	2.92%		3.77%		2.29%		4.98	% (9)
Portfolio Turnover Rate	131%		19%		28%		21	% (6)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Does not include expenses of underlying funds.

(9)	Annualized.

(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Altegris Multi-Strategy Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
							Period Ended
	Year Ended December 31,						December 31,
	2016		2015		2014		2013 (1)

Net asset value, beginning of year/period	$9.51		$10.17		$9.89		$10.00
Income (loss) from investment operations:
Net investment income (2)	0.37		0.28		0.20		0.10
Net realized and unrealized gain (loss) on investments	(0.79)		(0.34)		0.24		(0.02)
Total from investment operations	(0.42)		(0.06)		0.44		0.08
Less distributions from:
Net investment income	(0.29)		(0.32)		(0.16)		(0.18)
Net realized gains	(0.01)		(0.28)		—		(0.01)
Total distributions	(0.30)		(0.60)		(0.16)		(0.19)
Redemption fees collected (3)	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$8.79		$9.51		$10.17		$9.89
Total return (4)	(4.40	)% (5)	(0.62	)% (5)	4.51	% (5)	0.85	% (5,6)
Net assets, at end of year/period (000s)	$23,376		$27,382		$33,961		$131
Ratio of gross expenses to average net assets (7,8)	1.21%		0.88%		2.26%		18.73	% (9)
Ratio of net expenses to average net assets (8,10)	0.85%		0.86%		0.82%		1.75	% (9)
Ratio of net investment income to average net assets (8)	3.80%		2.73%		1.98%		1.21	% (9)
Portfolio Turnover Rate	131%		19%		28%		21	% (6)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Does not include expenses of underlying funds.

(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1.	ORGANIZATION

Altegris/AACA Opportunistic Real Estate Fund (“Opportunistic Real Estate”) (formerly known as Altegris/AACA Real Estate Long Short Fund) and Altegris Multi-Strategy Alternative Fund (“Multi-Strategy Alternative”). Multi-Strategy Alternative is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Opportunistic Real Estate commenced operations on January 9, 2014. Multi-Strategy Alternative commenced operations on February 28, 2013.

Fund	Primary Objective
Opportunistic Real Estate	Total Return through long term capital appreciation and current income
Multi-Strategy Alternative	Long term capital appreciation and absolute returns

The Altegris Mutual Funds (each, a “Fund” and collectively the “Funds”) offer Class A, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more each Fund’s Class A shares will not pay any initial sales charge on the purchase however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Funds with Class N shares are offered at their NAV without an initial sales charge and are subject to 12b-1. Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. The value of the credit default swap agreements entered by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the market, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements. The value of interest

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

rate swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s CME price.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities which are not traded on an exchange or for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2016 for each Fund’s assets and liabilities measured at fair value:

Opportunistic Real Estate

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock *	$149,302,699	$—	$—	$149,302,699

Liabilities
Securities Sold Short
Common Stock *	$(16,761,024)	$—	$—	$(16,761,024)
Derivatives
Written Options	(41,750)	—	—	(41,750)

Multi-Strategy Alternative

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$27,500,913	$—	$—	$27,500,913

The Funds did not hold any Level 3 securities during the year. There were no transfers between any levels during the year.

It is each Fund’s policy to recognize transfers between levels at the end of the reporting year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Each Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Any Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually for Multi-Strategy Alternative. Dividends from net investment income are declared and distributed quarterly for Opportunistic Real Estate. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2013 to December 31, 2015, or expected to be taken in each Fund’s December 31, 2016 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and any foreign jurisdiction where each Fund makes significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if a Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. That Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against that Fund have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for each Fund from sales of investments, other than short-term investments, for the year ended December 31, 2016 were as follows:

			Purchases
			Sold	Sold
	Purchases	Sales	Short	Short
Opportunistic Real Estate	$84,007,152	$93,628,828	$35,620,571	$41,866,320
Multi-Strategy Alternative	34,549,412	48,569,093	—	—

During the normal course of business, each Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by each Fund. The Funds are exposed to market risk on financial instruments that are valued at market prices

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which each Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Each Fund may be exposed to market risk on derivative contracts if the Fund is not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in each Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. A Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result a Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. Each Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: Each Fund may invest in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, a Fund exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of that Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that a Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Exchange Traded Funds (“ETFs”) – The Funds may invest in ETFs. ETFs are typically a type of index bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. Each Fund may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Funds may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The number of option contracts written and the premiums received by each Fund for the year ended December 31, 2016 were as follows:

Opportunistic Real Estate

	Written Call Options		Written Put Options
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year 12/31/2015	—	$—	—	$—
Options written	5,424	276,139	2,950	279,375
Options closed	(1,400)	(148,876)	(1,900)	(190,519)
Options exercised	(1,134)	(27,200)
Options expired	(2,390)	(70,084)	(850)	(77,864)
Options outstanding, end of period	500	29,979	200	$10,992

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Each Fund may enter into foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, a Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards currency exchange contracts, a Fund would incur a loss if the value of the contract increases between the date the foreign currency exchange contract is opened and the date the forward currency exchange contract is closed. A Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a Fund would incur a loss if the value of the contract decreases between the date the forward currency exchange contract is opened and the date the forward currency exchange contract is closed. A Fund realizes a gain if the value of the contract increases between those dates. A Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. A Fund also is exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Statement of Assets and Liabilities as of December 31, 2016:

Location on the Statement of Assets and Liabilities

Derivatives Investment Type	Asset Derivatives
Written Options	Unrealized appreciation/(depreciation) on option contracts written

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The following table sets forth the fair value of each applicable Fund’s derivative contracts by primary risk exposure as of December 31, 2016:

Liabilities Derivative Investment Value

					Total Value at
	Interest Rate Risk	Credit Default Risk	Currency Risk	Equity Risk	December 31, 2016
Opportunistic Real Estate
Written Options	$—	$—	$—	$41,750	$41,750

The following is a summary of the location of derivative investments on each Fund’s Statement of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Options	Net change in unrealized appreciation (depreciation) on option contracts purchased
Net change in unrealized appreciation (depreciation) on option contracts written

The following is a summary of each applicable Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2016:

Realized gain/(loss) on derivatives recognized in the Statements of Operations

	Equity	Interest	Currency	Total Value at
Derivative Investment type	Contracts	Contracts	Contracts	December 31, 2016
Opportunistic Real Estate
Purchased Options	$—	(41,201)	$—	$(41,201)
Options Written	168,408	—	—	168,408

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the statement of Operations
	Equity	Equity	Foreign Exchange	Total Value at
	Contracts	Contracts	Contracts	December 31, 2016
Opportunistic Real Estate
Written options	$(779)	$—	$—	$(779)

The notional value of the derivative instruments outstanding as of December 31, 2016 as disclosed in each Fund’s Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for each Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

Altegris Advisors, L.L.C., serves as each Fund’s investment advisor (“the Advisor”) Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, manages the portfolio investment operations of each Fund. The Advisor has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, which are subject to review and approval by the Board. In general, the Advisor’s duties include setting the Funds’ overall investment strategies and asset allocation as well as hiring and supervising sub-advisers. The Advisor allocates portions of Opportunistic Real Estate’s portfolio to be managed by American Assets Capital Advisors, LLC (“AACA”) as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee computed

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

and accrued daily and paid monthly, based on each Fund’s average daily net assets. Opportunistic Real Estate is computed at the annual rate of 1.30%. For the portion of Multi-Strategy Alternative net assets that are not invested in other funds advised by the Advisor will pay the Advisor an annual management fee equal to 1.50% of the average daily net assets so allocated. However, per the terms of the Advisory Agreement, in no case will Multi-Strategy Alternative directly pay the Advisor a management fee that exceeds an amount equal to 1.00% (on an annualized basis) of the Multi-Strategy Alternative’s total average daily net assets on the first $1 billion, 0.93% on net assets greater than $1 billion and less than or equal to $1.5 billion, 0.86% on net assets greater than $1.5 billion and less than or equal to $2 billion, 0.79% on net assets greater than $2 billion and less than or equal to $2.5 billion, 0.72% on net assets greater than $2.5 billion and less than or equal to $3 billion and 0.65% on net assets greater than $3 billion. Pursuant to the investment advisory agreement, the Advisor accrued $1,471,926 and $4,729 for Opportunistic Real Estate and Multi-Strategy Alternative, respectively.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of each Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain percentages with respect to the Funds (the “Expense Limitations”). Pursuant to the Expense Limitations, Opportunistic Real Estate Operating Expenses will not exceed 1.80%, 1.55% and 1.80% through December 31, 2017 of the daily average net assets attributable to each of the Class A, Class I and Class N shares, respectively. Multi-Strategy Alternative will not exceed 0.85%, 0.60% and 0.85% through December 31, 2017 of the average net assets attributable to Class A, Class I and Class N shares, respectively.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended December 31, 2016, expenses of $78,316 and $63,073 for Opportunistic Real Estate and Multi-Strategy Alternative, respectively, were waived by the Advisor. Cumulative expenses subject to the aforementioned conditions will expire in the following years:

Opportunistic Real Estate		Multi-Strategy Alternative
Dec-17	$154,841	Dec-17	23,355
Dec-18	119,892	Dec-18	10,537
Dec-19	78,316	Dec-19	63,073
	$353,049		$96,965

The Trust has adopted, on behalf of each Fund, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2016, pursuant to the Plans, Opportunistic Real Estate Class A and Class N shares paid $10,708 and $10,866, respectively. Multi-Strategy Alternative Class A and Class N shares paid $3,051 and $45,940, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. During the year ended December 31, 2016, For Opportunistic Real Estate, the Distributor received $19,986 in underwriting commissions for sales of Class A, of which $2,889 was retained by the principal underwriter. For Multi-Strategy Alternative, the Distributor received $2,712 in underwriting commissions for sales of Class A, of which $411 was retained by the principal underwriter.

Collectively the Funds are part of Altegris mutual fund family (“the Family”). In addition to the Funds the Family also is comprised of: Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Fund and Altegris GSA Trend Strategy Fund. The Family shares the minimum annual fees for certain service providers based on a percentage of the average net assets of each Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by each Fund for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for each Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from each Fund.

5.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund in which the short-term redemption fee occurs. Opportunistic Real Estate Class A, Class I and Class N assessed redemption fees in the amounts of $66, $1,553 and $90, respectively. Multi-Strategy Alternative Class A, Class I and Class N assessed redemption fees in the amounts of $44, $187 and $1,002, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 was as follows:

	For the year ended December 31, 2016				For the year ended December 31, 2015
	Ordinary	Long-Term	Return of		Ordinary	Long-Term
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Total
Opportunistic Real Estate	$90,527	$6,007	$348,176	$444,710	$529,221	$5,027,987	$5,557,208
Multi-Strategy Alternative	963,901	46,165	—	1,010,066	1,605,548	1,211,035	2,816,583

As of December 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Opportunistic Real Estate	$—	$—	$(164)	$(1,691,460)	$(874)	$16,648,359	$14,955,861
Multi-Strategy Alternative	—	—	(1,379,544)	(1,733,558)	—	(984,283)	(4,097,385)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

on wash sales and straddles, and adjustments for partnerships. In addition, the amount listed under other book/tax differences for the AACA Opportunistic Real Estate Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The AACA Opportunistic Real Estate Fund incurred and elected to defer such late year losses of $164.

Capital losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Multi Strategy Fund incurred and elected to defer such capital losses of $1,379,544.

At December 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Opportunistic Real Estate	$1,691,460	$—	$1,691,460
Multi-Strategy Alternative	172,798	1,560,760	1,733,558

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of Fund distributions, and adjustments for conversion gains/losses, capitalization in lieu of dividend payments and partnerships, resulted in reclassifications for the Funds for the fiscal year ended December 31, 2016 as follows:

	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Opportunistic Real Estate Fund	$18,083	$(63,018)	$44,935
Multi-Strategy Alternative	(5,158)	4,833	325

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Multi-Strategy Alternative Fund currently invest a portion of their assets in CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Class I. The Fund may redeem its investment at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Multi-Strategy Alternative Fund may be directly affected by the performance of the CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Class I. The financial statements of the CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Class I, including the portfolio of investments, can be found at the websites www.crmfunds.com and www.westernasset.com, respectively or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2016 the percentage of the Multi-Strategy Alternative Funds’ net assets invested in the CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Class I was 27.9% and 33.3%, respectively.

8.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Deloitte & Touche LLP 695 Town Center Drive Suite 1200 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7100 www.deloitte.com

To the Board of Trustees and Shareholders of

The Northern Lights Fund Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Altegris/AACA Opportunistic Real Estate Fund (formerly known as Altegris/AACA Real Estate Long Short Fund) and Altegris Multi-Strategy Alternative Fund (the “Funds”) as of December 31 , 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Altegris/AACA Opportunistic Real Estate Fund for the year ended December 31, 2014, and Altegris Multi-Strategy Alternative Fund for years ended December 31, 2014 and December 31, 2013 were audited by other auditors whose reports, dated February 27, 2015 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Altegris/AACA Opportunistic Real Estate Fund and Altegris Multi-Strategy Alternative Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 24, 2017

Altegris Mutual Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2016

As a shareholder of the Altegris Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2016 and ended December 31, 2016.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to any of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	7/1/2016	12/31/2016	7/1/16 – 12/31/16
Altegris/AACA Opportunistic Real Estate Fund
Class A	3.31%	$1,000.00	$1,014.20	$16.76
Class I	3.06%	$1,000.00	$1,014.80	$15.50
Class N	3.31%	$1,000.00	$1,014.20	$16.76
Altegris Multi-Strategy Alternative Fund
Class A	0.85%	$1,000.00	$985.10	$4.24
Class I	0.60%	$1,000.00	$988.10	$3.00
Class N	0.85%	$1,000.00	$987.30	$4.25

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366). Altegris Multi-Strategy Alternative Fund excludes expenses of underlying funds in which Altegris Multi-Strategy Alternative Fund invests.

Altegris Mutual Funds
EXPENSE EXAMPLES (Unaudited) (Continued)
December 31, 2016

Table 2
		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/2016	12/31/2016	7/1/16 – 12/31/16
Altegris/AACA Opportunistic Real Estate Fund
Class A	3.31%	$1,000.00	$1,008.50	$16.71
Class I	3.06%	$1,000.00	$1,009.75	$15.46
Class N	3.31%	$1,000.00	$1,008.50	$16.71
Altegris Multi-Strategy Alternative Fund
Class A	0.85%	$1,000.00	$1,020.86	$4.32
Class I	0.60%	$1,000.00	$1,022.12	$3.05
Class N	0.85%	$1,000.00	$1,020.86	$4.32

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366). Altegris Multi-Strategy Alternative Fund excludes expenses of underlying funds in which Altegris Multi-Strategy Alternative Fund invests.

Altegris Mutual Funds
Supplemental Information (Unaudited)
December 31, 2016

Altegris Multi-Strategy Fund and Altegris/AACA Real Estate Long Short Fund (Adviser – Altegris Advisors, LLC)*

In connection with the regular meeting held on August 24 & 25, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to the Altegris Multi-Strategy Fund (“Altegris Multi”) and Altegris/AACA Real Estate Long Short Fund (“Altegris Real Estate) (each a “Fund”, collectively the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Trustees noted that Altegris was founded in 2002 and manages approximately $2 billion in assets. They noted that the firm specializes in searching for and evaluating alternative investment strategies and managers. They discussed the background of the firm’s key investment personnel responsible for servicing the Altegris Funds, and they observed that the team has diverse financial industry experience in asset management and alternative investments. They noted that the adviser uses fully integrated teams to provide support functions such as research, operations, legal, compliance and marketing. The Trustees discussed the fact that in the early part of 2016, the adviser and its affiliates restructured its executive organization with the addition of a new Executive Chairman. The Board noted that other areas of the executive team were also realigned, resulting in an organization that appears to be in a better position to support the firm, funds, shareholders and other clients. The Trustees noted the adviser’s investment team performs due diligence on each sub-adviser and strategy, and that the adviser’s investment committee reviews all information and makes final manager and strategy decisions. The Trustees observed that the adviser has a thorough risk management process and sufficient resources to perform ongoing due diligence and monitoring of sub-advisers and strategies against various risk attributes. The Trustees noted that the adviser has internal tools to monitor compliance with each Altegris Fund’s investment limitations with testing performed on a daily basis. The Board noted that the adviser has been subject to recent regulatory examinations, which resulted in no material findings. The Board reasoned that the adviser demonstrates it is fully engaged with each sub-adviser and strategy, and the Board expressed its appreciation with the adviser’s commitment to continue to enhance resources. The Board concluded that the adviser should continue to provide a high level of quality service to the Altegris Funds for the benefit of shareholders.

Altegris Mutual Funds
Supplemental Information (Unaudited) (Continued)
December 31, 2016

Performance.

Altegris Multi. The Trustees considered the Fund’s objective of seeking long-term capital appreciation and absolute returns and the Fund’s 2-star Morningstar ranking. They reviewed the Fund’s historical Morningstar rankings and considered that it reflected a slight deterioration in performance over time. They considered that the Fund exhibited a slightly lower standard deviation over the 3-year period than the Morningstar category, as well as flat Sharpe and Sortino ratios over the same time period. They reviewed the historical performance of the Fund, noting that over the 1-year period, the Fund performed relatively in line with the HRFX Global Hedge Fund Index and only slightly underperformed the HFRI Fund-of-Funds Composite Index and Morningstar category. They further noted that the Fund outperformed the HFRX Global Hedge Fund Index and Morningstar category over the 2- and 3-year periods, while the Fund underperformed its adviser-selected peer group over the one year time period. They considered the adviser’s explanation of the cyclical nature of its strategy for the Fund and the active approach taken by the adviser. They also acknowledged the adviser agreed to an interim review of performance with respect to the Fund, and agreed that the adviser should be retained in light of potential for improved performance.

Altegris Real Estate. The Trustees discussed the Fund’s objective to provide total return through long term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate related companies. Recognizing that the Fund’s performance data included performance of a predecessor fund, they noted that while the Fund underperformed all comparison groups over the 1-year period, it generally performed in line with, or outperformed, all comparison groups over the 2- and 3-year periods. They noted the Fund’s favorable year-to-date Morningstar ranking and favorable Sharpe and Sortino ratios for the 3-year period. They discussed the adviser’s explanation for the relative underperformance over the 1-year period, and found it to be reasonable. After further discussion and considering the historical performance of the Fund, the Trustees agreed that the adviser should be retained.

Fees and Expenses.

Altegris Multi. The Trustees noted the adviser charges an advisory fee of 0.00% on assets invested in affiliated funds and 1.50% on other assets, subject to a contractual maximum of 1.00%. The Trustees noted that the adviser received, a total fee of 0.04% for the prior year. They noted that the contractual maximum fee of 1.00% was below the peer group average and slightly higher than the Morningstar category average. They reviewed the Fund’s net expense ratio, noting that it was higher than the peer group range and Morningstar category average, but within the range of the Morningstar category. They reviewed the nature of the adviser’s strategy and the expenses involved in its execution, and after discussion, the Trustees concluded that the advisory fee was reasonable.

Altegris Real Estate. The Trustees noted the adviser charges an advisory fee of 1.30%, and they acknowledged that in the prior fiscal year, the net advisory fee, after waiver, was 0.96%. The Trustees reviewed the fees of the peer group and Morningstar category noting that the stated advisory fee is higher than the peer group and Morningstar category averages, but within the range of each. They considered the adviser’s assertion that a majority of the peer group funds were single-strategy, single-manager funds that executed long-only portfolios. After discussion, they agreed that the costs associated with running both a long and short strategy warranted a higher fee than long-only strategies and provided a value to shareholders. They also noted that the Fund’s net expense ratio was significantly above the range of each comparison group, but acknowledged that was reasonable because most of the comparison funds were comprised of

Altegris Mutual Funds
Supplemental Information (Unaudited) (Continued)
December 31, 2016

long-only portfolios. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale.

Altegris Multi. The Trustees considered whether the adviser had benefited from economies of scale in the management of the Fund. They noted the adviser had previously agreed to breakpoints in the maximum advisory fee at certain established asset levels. The Trustees noted that the Fund had not yet reached an asset level sufficient for the implementation of a breakpoint. They acknowledged the unique fee structure appropriately compensates the adviser for active management of the portfolio while reducing compensation when the Fund invests in other Altegris Funds. After discussion, it was the consensus of the Trustees that the breakpoints were acceptable, and an effective way to share economies of scale with shareholders.

Altegris Real Estate. The Trustees noted the absence of breakpoints at this time. They also discussed the fact that the adviser had waived a portion of its fees during the previous year. After discussion, it was the consensus of the Trustees that based on current size of the Fund and the adviser’s willingness to discuss breakpoints once the Fund grows substantially larger, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Profitability.

Altegris Multi. The Trustees reviewed a profitability analysis provided by the adviser. They noted that the adviser realized a net loss in connection with its relationship with the Fund. After discussion, the Trustees concluded that excessive profitability was not a concern at this time.

Altegris Real Estate. The Trustees reviewed a profitability analysis provided by the adviser. They noted that the adviser realized a modest profit, both in percentage and actual dollars realized, in connection with its relationship with the Fund. After discussion, the Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of the Altegris Funds.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Altegris Funds.

Altegris Mutual Funds
Supplemental Information (Unaudited) (Continued)
December 31, 2016

Altegris/AACA Real Estate Long Short Fund (Sub-Adviser – American Assets Capital Advisers, LLC)

In connection with the regular meeting held on August 24 & 25, 2016 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and American Assets Capital Advises, LLC (“AACA”), with respect to the Altegris Real Estate. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that AACA is an investment manager founded in 2014, specializing in global real estate securities, and has approximately $121 million in assets under management. The Trustees considered the backgrounds of the key investment personnel responsible for sub-advising the Fund, noting their education, and financial and real estate industry experience. The Trustees observed that the sub-adviser appears to demonstrate a thorough understanding of the main risks associated with the real estate asset class and have shown the ability to mitigate these risks. The Trustees considered the sub-adviser’s broker selection process, noting that it is based on a combination of factors to ensure best execution practices are being met. The Trustees observed that the sub-adviser reported no material compliance or litigation issues since the previous sub-advisory contract renewal. The Board noted the investment team’s substantial experience with real estate products and strategies as a main strength and a benefit to the Fund. The Trustees considered the adviser’s recommendation that the sub-adviser be retained, and they concluded that AACA should continue to provide quality service to the Fund, adviser, and shareholders.

Performance. The Trustees reviewed the Fund’s performance noting that the sub-adviser manages 100% of the Fund’s invested assets. The Trustees discussed the Fund’s objective to provide total return through long term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate related companies. Recognizing that the Fund’s performance data included performance of a predecessor fund, they noted that while the Fund underperformed its benchmark over the 1-year period, it only slightly

Altegris Mutual Funds
Supplemental Information (Unaudited) (Continued)
December 31, 2016

underperformed its benchmark over the 2-year period and outperformed its benchmark over the 3-year period. They noted the Fund’s favorable year-to-date Morningstar ranking and favorable Sharpe and Sortino ratios for the 3-year period. After further discussion and considering the historical performance of the Fund, the Trustees agreed that the sub-adviser should be retained.

Fees & Expenses. The Trustees discussed the sub-advisory fee, and the fees that the sub-adviser charges to its separate account clients, and noted that the sub-advisory fee is lower than the fee the sub-adviser generally charges to its separate account clients. The Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by the sub-adviser. They noted the sub-adviser realized a profit in connection with its relationship with the Fund, but agreed that it was not unreasonable in terms of actual dollars or percentage of revenue. After a discussion, the Trustees concluded the sub-adviser’s profitability was not excessive.

Economies of Scale. The Trustees considered whether the sub-adviser has realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of Altegris/AACA Real Estate Long Short Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Mutual Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014) previously, Altegris KKR Commitments Fund (2014-2016)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015); previously, Schroder Global Series Trust (2012 to 02-2017) and Altegris KKR Commitments Fund (2014-2016).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015); AdvisorOne Funds (2004- 2013); Greenwich Advisers Trust (2007- February 2011); ); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007); previously, Lifetime Achievement Mutual Fund, Inc. (2007-2012)

12/31/16 – NLFT_v3

Altegris Mutual Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers**** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary* Since 2017	Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013); Junior Paralegal, Gemini Fund Services, LLC (2008-2010); Legal Assistant, Gemini Fund Services, LLC (2007-2008).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	Mr. Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

***	As of December 31, 2016, the Trust was comprised of 87 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

****	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

12/31/16 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	80 Arkay Drive, Suite 110
La Jolla, CA 92037	Hauppauge, New York 11788

Altegris/AACA Real Estate Long Short Fund
SUB-ADVISORS
American Assets Capital Advisers, LLC
11455 El Camino Realm Suite 140
San Diego, CA 92130

THIS PAGE INTENTIONALLY LEFT BLANK

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor, Mr. Hertl and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $36,050

(b)	Audit-Related Fees

2016 - None

(c)	Tax Fees

2016 - $8,754

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2016
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $8,754

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 3/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 3/7/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin Wolf, Treasurer/Principal Financial Officer

Date 3/7/17